                                                                   EXHIBIT 10.24
                                                CONFIDENTIAL TREATMENT REQUESTED



                          PROBECARD PURCHASE AGREEMENT



                   IN THE FOLLOWING REFERRED TO AS "AGREEMENT"

                                     BETWEEN
                    SAMSUNG ELECTRONICS INDUSTRIES CO., LTD,
              A CORPORATION WITH ITS PRINCIPAL PLACE OF BUSINESS AT
                 SAN #24 NONGSEO-RI, KIHEUNG-EUP, YOUNGIN-CITY,
                               KYOUNGKI-DO, KOREA
                    IN THE FOLLOWING REFERRED TO AS "SAMSUNG"
                                   OR "BUYER"

                                       AND

                                FORMFACTOR INC.,
                             A DELAWARE CORPORATION
                 WITH ITS PRINCIPAL PLACE OF BUSINESS LOCATED AT
                             5666 LA RIBERA STREET,
                               LIVERMORE, CA 94550
                    IN THE FOLLOWING REFERRED TO AS "VENDOR,"
                        (AND COLLECTIVELY THE "PARTIES")







* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.      PURPOSE OF THIS AGREEMENT

This Agreement will serve as the basis for acquisition of Multi-DUT Memory Probe Cards by BUYER. This Agreement will be an integral part of any purchase orders for probe cards, and as such will be attached to all purchase orders issued by BUYER for VENDOR's DRAM probe cards and associated services, hereinafter referred to as "Products."

1.1 The Product(s) will be delivered in accordance with the purchase order(s) issued by BUYER and accepted by FFI (such accepted purchase order(s) hereinafter referred to as "Individual Contract(s)"). Such Individual Contracts shall specify only the quantity, price, and time of delivery. All other terms of Individual Contracts shall be contained in this Agreement.

2.      INDIVIDUAL CONTRACT (PURCHASE ORDER)

2.1 The Product(s) will be delivered in accordance with the purchase order(s) issued by BUYER and accepted by FFI (such accepted purchase order(s) hereinafter referred to as "Individual Contract(s)"). Such Individual Contracts shall specify only the quantity, price, and time of delivery. All other terms of Individual Contracts shall be contained in this Agreement.

2.2 BUYER shall furnish purchase orders to VENDOR, and VENDOR shall have the right to accept, reject or modify purchase orders. VENDOR shall confirm in writing such action to the responsible purchasing department at BUYER within * * * after receipt thereof. BUYER has the right to cancel the purchase order or Individual Contract without cost in the case of VENDOR's non-fulfillment of the said * * * time frame, but such cancellation must be communicated no later than * * * after VENDOR's late acceptance of the purchase order. In the event VENDOR modifies a purchase order, the Individual Contract shall not be valid until BUYER communicates acceptance of the modified purchase order.

2.3 The conditions of this Agreement shall apply to all purchase orders of BUYER regarding the Products and to any purchase order acceptance or purchase order modification by BUYER even if such communications do not refer to it expressly.

2.4 If, subsequent to the acceptance of any purchase order, BUYER requires an earlier or later delivery date than as agreed, the Parties shall use commercially reasonable to meet such requests.

2.5 Any Individual Contract may be canceled by written notification from the BUYER. VENDOR shall notify the BUYER in writing of any cancellation charges calculated as follows: 1st article and NRE orders shall be subject to a


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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        cancellation fee based on * * *. Repeat orders shall be subject to the following cancellation charges:

               Days from Delivery
               When PO is Canceled                 Cancellation Charge
               -------------------                 -------------------
               * * *                                      * * *
               * * *                                      * * *
               * * *                                      * * *
               * * *                                      * * *

2.6     * * * before the end of each quarter, BUYER shall provide to VENDOR a
        * * * rolling forecast for its purchases of Product(s) in the form of APPENDIX 2.

3.      DELIVERY

3.1 Delivery shall be FOB Livermore, CA. The freight carrier will be Federal Express if not agreed otherwise.

3.2 The date for delivery of a Product is determined in the Individual Contract. All changes of accepted delivery dates are only valid if these changes are requested by the responsible BUYER purchasing department.

4.      PACKAGING

4.1 Unless otherwise stated by BUYER, each Product shall be shipped in an individual case, and the packaging shall protect the Product(s) from vibrations, shocks, temperature, temperature differences, humidity, pressure and radiation, as can be reasonably anticipated during shipment. The inner packaging shall fulfill the clean-room requirements applicable at BUYER as communicated to VENDOR in writing and the outer packaging shall be labeled in such a way that the instructions for transport and the BUYER Internal Equipment Code (as stated in the purchase order) of the shipment are clearly visible.

5.      FINAL ACCEPTANCE

5.1 The Parties agree that the Product shall meet the Specifications defined in APPENDIX 8.

5.2 The Product shall be considered accepted by BUYER once the Product and any agreed upon technical documentation has been completely delivered and the Specifications have been demonstrated by completion of the Product Acceptance Checklist (APPENDIX 9). BUYER shall complete the Product Acceptance Checklist within * * * days of receipt of the Product, or the Product shall be deemed accepted.


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

5.3 The VENDOR shall perform an outgoing product acceptance check per APPENDIX 8 and shall include these results with each shipment.

6.      PRICES, TERMS OF PAYMENT, DELIVERY TIMES

6.1 VENDOR offers, and BUYER agrees to pay, pricing for BUYER as described in APPENDIX 1.

6.2 BUYER will pay any invoice within * * * following the date of BUYER's receipt of such invoice and without any deductions. All payments will be in U.S. Dollars. BUYER must notify VENDOR of any disputed or questioned invoice within * * * days of BUYER'S receipt of such invoice. VENDOR agrees to respond in good faith to BUYER's notice of a disputed or questioned invoice within * * * days of VENDOR's receipt of such notice from BUYER.

6.3 VENDOR offers guaranteed 1st article and re-order delivery lead times as described in APPENDIX 3.

7.      WARRANTY

7.1     VENDOR warrants the Product per Appendix 6.

8.      CHANGES IN THE PRODUCTS

8.1 Changes in the agreed Specifications or the outer design of the Product(s), which are requested by BUYER, shall be performed by VENDOR within a reasonable time if VENDOR agrees to perform such changes. If such changes to Specifications will affect delivery dates or prices of the Product(s), VENDOR shall inform BUYER in writing thereof, and such Specification changes will be made only after BUYER consents in writing to the changed delivery dates and prices.

8.2 VENDOR-initiated changes in the configuration or the Specification of the Product(s) can be made only after written consent of BUYER.

9.      SPARE PARTS

9.1 VENDOR agrees to keep consigned spare parts on stock as described in APPENDIX 4.

10.     TECHNICAL ASSISTANCE

10.1 At the request of BUYER. VENDOR shall assist with reasonable technical assistance in use of the Product(s).

10.2 Vendor shall provide adequate qualified personnel to support the use of the Product as described in APPENDIX 5.


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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

11.     RESEARCH AND DEVELOPMENT MANAGEMENT MEETINGS

11.1 Subject to the Parties' obligations under Section 12 ("Confidentiality") of this Agreement, VENDOR agrees to share it's Multi-DUT Memory probe card technology roadmap with BUYER on a regularly scheduled basis. VENDOR hereby designates all such technology roadmap information as Confidential Information under Section 12 of this Agreement. BUYER agrees to provide inputs to the VENDOR for consideration in * * *.

11.2 BUYER and VENDOR agree to participate in regularly scheduled management meetings to discuss BUYER * * * , VENDOR performance, and other important business and technical issues.

11.3 VENDOR shall have the right to publicly announce the existence of this Agreement. BUYER shall have the right to approve the wording of this announcement.

12.     CONFIDENTIAL INFORMATION

12.1 CONFIDENTIAL INFORMATION. "Confidential Information" means any information, technical data, or know-how, including, but not limited to, that which relates to research, products, services, customers, markets, software, developments, inventions, processes, designs, drawings, engineering, marketing or finances and marked with a "confidential," "proprietary" or similar legend. All Confidential Information received from the disclosing Party will be in tangible form. To be considered Confidential Information, verbal disclosures must be reduced to or summarized in writing, marked "Confidential" and delivered to the receiving Party within thirty (30) days.

        Confidential Information does not include information, technical data or know-how which (i) is in the possession of the receiving Party at the time of disclosure as shown by the receiving Party's files and records immediately prior to the time of disclosure; (ii) is or becomes part of the public knowledge or literature, not as a result of any inaction or action of the receiving Party, (iii) is approved for release by the disclosing Party, (iv) is rightfully received from a third Party without any obligation of confidentiality, or (v) is independently developed by employees of the receiving Party.

12.2 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. VENDOR and BUYER each agree not to use the Confidential Information disclosed to them by the other Party for their own use or for any purpose except to carry out their obligations under this Agreement. Neither Party will disclose the Confidential Information of the other to third parties, or to the receiving Party's employees, except employees or other third parties in a fiduciary relationship to the receiving Party who are required to have the information in order to carry out this Agreement. Each Party


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        has had or will have employees or other third parties to whom Confidential Information of the other is disclosed sign a Non-Disclosure Agreement that binds such employees or other third parties to the terms of this Section 12 of this Agreement. Each Party agrees that it will take all reasonable steps to protect the secrecy of and avoid disclosure or unauthorized use of Confidential Information of the other and to prevent it from falling into the public domain or the possession of unauthorized persons. Each Party agrees to notify the other in writing of any misuse or misappropriation of such Confidential Information of the other which may come to its attention. If any Party (the "Requested Party") receives notice of a request by any court, regulatory agency or tribunal for production of any Confidential Information of the other Party, the Requested Party shall promptly notify the other Party and shall, if requested by the other Party, assist (at the other Party's expense) in resisting the request.

12.3 RETURN OF MATERIALS. Any materials or documents which have been furnished by one Party to the other will be promptly returned, accompanied by all copies of such materials of documents promptly upon request.

12.4 NO LICENSE. Nothing in this Agreement is intended to grant either Party any rights in or to the other Party's Confidential Information, except the limited right to use such Confidential Information solely for the purposes of carrying out its obligations under this Agreement. Nothing in this Agreement is meant to convey any license under any patent, copyright, trade secret, trademark or other intellectual property right owned or controlled by either Party.

13.     TERM

13.1 This Agreement becomes effective upon signing by both Parties and shall be in effect for a 1 year period unless both Parties agree in writing to extend the Agreement for additional 1 year terms. It may be terminated by either Party effective at the end of each calendar year, upon six (6) months prior written notice.

13.2 BUYER may terminate this Agreement if VENDOR breaches any material term or condition of this Agreement and fails to cure such breach within thirty (30) days following receipt of written notice from BUYER. VENDOR may terminate this Agreement if BUYER breaches any material term or condition of this Agreement and fails to cure such breach within thirty
        (30) days following receipt of written notice from VENDOR.

13.3 In the event of termination Sections 7, 12, 14, 15, 16 and 17 shall remain effective.

14.     ASSIGNMENT




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

This Agreement is not assignable by either Party, and neither Party may delegate its duties hereunder without the prior written consent of the other; provided, however, that (1) VENDOR may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with VENDOR or to any entity that acquires all or substantially all of the assets or securities of VENDOR or the rights to its Products, so long as VENDOR notifies BUYER in writing; and (2) BUYER may assign this Agreement to a subsidiary or entity controlling, controlled by or under common control with BUYER or to any entity that acquires all or substantially all of the assets or securities of BUYER, so long as BUYER notifies VENDOR in writing, BUYER'S assignee agrees in writing to be bound by all terms of this Agreement, and BUYER shall remain responsible for the performance by the assignee of all provisions of this Agreement, including but not limited to the protection of VENDOR's Confidential Information. Any attempted assignment in violation of this provision shall be void and the provisions hereof will be binding upon and inure to the benefit of the Parties, their successors and permitted assigns.

15.     DISPUTE RESOLUTION

The Parties hereby agree that any dispute arising out of or relating to this Agreement which the Parties cannot resolve themselves shall be settled in a court of competent jurisdiction located in Santa Clara County, California. Each party hereby waives any objection to such venue and submits itself to the personal jurisdiction of the state and federal courts therein.

16.     APPLICABLE LAW

This Agreement shall be construed in accordance with and governed by the laws of the State of California, irrespective of conflicts of laws principles.

17.     GENERAL PROVISIONS

17.1 Except for Individual Contracts consistent with its Section 1.2, this Agreement (together with the Appendices hereto) constitutes the complete and exclusive agreement between the Parties pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between the Parties with respect to such subject matter. Additional agreements and contractual changes must be made in writing in order to become effective.

17.2 In the event any provision of this Agreement is held by a court or other tribunal of competent jurisdiction to be unenforceable, such provision will be enforced to the maximum extent permissible and such provision and the remaining portions of this Agreement shall be enforced so as to best meet the intentions of the Parties.

17.3 TO THE MAXIMUM EXTENT PERMITTED BY LAW, EXCEPT FOR VIOLATIONS OF SECTION 12 OF THIS AGREEMENT, INFRINGEMENT OF ANY PARTY'S INTELLECTUAL PROPERTY RIGHTS, AND CASES OF GROSS NEGLIGENCE AND INTENTIONAL ACTS, IN NO EVENT WILL EITHER PARTY

        BE LIABLE FOR ANY LOST REVENUES, DATA, OR PROFITS, OR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES WITH RESPECT TO ANY CLAIMS THAT MAY ARISE OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TERMINATION THEREOF, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

17.4 VENDOR shall not be responsible for any failure to perform due to unforeseen circumstances or to causes beyond VENDOR's reasonable control, including but not limited to acts of God, war, riot, embargoes, acts of civil or military authorities, fire, floods, accidents, strikes, failure to obtain export or import licenses, or shortages of transportation, facilities, fuel, energy, labor or materials. In the event of any such delay, VENDOR may defer the delivery date of orders for Products for a period equal to the time of such delay.

17.5 Both Parties agree to comply with all applicable international, national, state, regional and local laws and regulations in performing their duties hereunder and in any of their dealings with respect to the technical information and technology disclosed hereunder or direct products thereof. In addition to such compliance and in particular:

               (i) BUYER agrees that it will not reexport or release the software or technology it receives from VENDOR to any party involved in sensitive or unsafeguarded nuclear activities, or activities related to chemical or biological weapons or missiles unless authorized by the U.S. Export Administration Regulations or a license from the U.S. Department of Commerce ("DOC"); and,

               (ii) Without limiting the generality of Sections 17.5 and 17.5(i) immediately above, BUYER agrees that it will not reexport or release any technical information or technology it receives from VENDOR, including under License Exception TSR, 15 C.F.R. Section 740.6, to a national of the countries named in Section 17.5(iv) below without a license exception or a license from DOC; and,

               (iii) Without limiting the generality of Sections 17.5 and 17.5(i) above, BUYER agrees that it will not export the direct product of the technical information or technology it receives from VENDOR, including under License Exception TSR, to a country named in Section 17.5(iv) below without a license exception or a license from DOC if such foreign produced direct product is subject to national security controls as identified on the Commerce Control List, 15 C.F.R. Supp. No. 1 to Part 774.

               (iv) Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Cambodia, Cuba, China (PRC), Estonia, Georgia, Iran, Iraq, Kazakhstan, Kyrgyzstan, Laos, Latvia, Libya, Lithuania, Moldova, Mongolia, North Korea,


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                      Romania, Russia, Rwanda, Serbia, Sudan, Syria, Tajikstan,
                      Turkmenistan, Ukraine, Uzbekistan and Vietnam.

17.6 The sale of Products hereunder by VENDOR does not convey any license to BUYER under any patent, copyright, trade secret, trademark or other intellectual property right owned or controlled by VENDOR ("VENDOR Proprietary Rights"). BUYER agrees not to reverse engineer, disassemble or modify any Product or any portion thereof without the express written permission of VENDOR. VENDOR expressly reserves all of its rights with respect to any patent, copyright, trade secret, trademark and/or other proprietary rights.

17.7 Notwithstanding Section 7.7, subject to Section 17.3 of this Agreement, and subject to subsections 17.7.1 through 17.7.4 below, VENDOR will defend, indemnify and hold BUYER harmless from any actual loss, damages, liabilities and costs (including but not limited to reasonable attorney's fees and litigation costs), based upon a third party claim that BUYER's use of the Products sold hereunder, or any part thereof, constitutes a misappropriation of any trade secret, or an infringement of any copyright or issued U.S. patent. VENDOR's obligations under these Sections 17.7 through 17.7.4 ("VENDOR's Indemnity") shall arise only if
        (A) BUYER promptly notifies VENDOR when any such claim is made, (B) BUYER is not in default of this Agreement, (C) BUYER gives VENDOR sole control of the defense and settlement of any such claim, and (D) BUYER furnishes such information and assistance as VENDOR may reasonably request in connection with the defense, settlement or compromise of such claim.

        17.7.1 Mitigation: In the event BUYER'S use of a Product is, or in VENDOR'S opinion is likely to be, successfully attacked as a result of the type of infringement or misappropriation specified in Section 17.7 above, then VENDOR may, at its sole option and expense, either: (A) procure for BUYER the right to continue using such Products under the terms of this Agreement; or (B) replace or modify such Products so that they are non-infringing and substantially equivalent in function to the threatened Products; or (C) if options (A) and (B) above cannot be accomplished despite the reasonable efforts of VENDOR, then VENDOR may both (i) terminate BUYER's rights and VENDOR's obligations under this Agreement with respect to such Products, and (2) refund to BUYER the net revenue VENDOR received from BUYER for such Products conditioned upon BUYER's return of the Product to VENDOR.

        17.7.2 Exclusions: VENDOR will have no obligations under Sections 17.7 and 17.7.1 above to the extent an infringement or misappropriation arises from: (A) modifications to the Products that were not authorized by VENDOR; (B) Product specifications requested by BUYER; (C) the use of the Products in combination with products not provided by VENDOR, unless (i) VENDOR has offered or promoted the Products to BUYER for use in such combination, and (ii) there is no non-infringing such combination or equivalent combination; or (D) the use of the Products in a


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

               process, unless (i) VENDOR has offered or promoted the Products to BUYER for use in such process, and (ii) there is no non-infringing use of the Products in such process or in an equivalent process.

        17.7.3 Sole Remedy: EXCEPT FOR VENDOR'S OBLIGATIONS OF COOPERATION FOUND IN CLAUSES 17.8(i) THROUGH 17.8(iv) BELOW, THE OBLIGATIONS IN SECTIONS 17.7 THROUGH 17.7.2 ABOVE ARE VENDOR'S SOLE AND EXCLUSIVE OBLIGATIONS, AND BUYER'S SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS. FOR THE AVOIDANCE OF DOUBT, THERE IS NO WARRANTY, EXPRESSED OR IMPLIED, OF THE PRODUCTS' NONINFRINGEMENT, AND, IN THE EVENT OF ANY CLAIMED INFRINGEMENT, VENDOR HAS ONLY THE DUTY TO INDEMNIFY BUYER AS EXPRESSED AND LIMITED IN THIS VENDOR's INDEMNITY.

        17.7.4 Cumulative Cap on Liability: IN NO CASE SHALL VENDOR'S CUMULATIVE LIABILITY UNDER THIS VENDOR's INDEMNITY EXCEED AN AMOUNT EQUAL TO THE NET REVENUE VENDOR RECEIVED FROM BUYER FOR THE PRODUCTS DELIVERED OVER THE PREVIOUS SIX MONTHS COVERED BY VENDOR'S DUTY TO INDEMNIFY BUYER UNDER THIS VENDOR'S INDEMNITY.

17.8 Subject to Section 17.3 of this Agreement, BUYER will defend, indemnify and hold VENDOR harmless from any actual loss, damages, liabilities and costs (including but not limited to reasonable attorney's fees and litigation costs) based upon a third party claim: (A) that any product sold by BUYER and processed with Products is defective in design or manufacture; (B) subject additionally to Sections 17.8.1 and 17.8.2 below, and except for infringements for which VENDOR must indemnify BUYER under Sections 17.7 through 17.7.4 above, that BUYER's use of the Products sold hereunder constitutes a misappropriation of any trade secret, or an infringement of any copyright or issued U.S. patent; or
        (C) that BUYER has breached its obligations under Section 17.5 above. BUYER's obligations under these Sections 17.8 through 17.8.2 ("BUYER's INDEMNITY") shall arise only if (i) VENDOR promptly notifies BUYER when any such claim is made, (ii) VENDOR is not in default of this Agreement,
        (iii) VENDOR gives BUYER sole control of the defense and settlement of any such claim, and (iv) VENDOR furnishes such information and assistance as BUYER may reasonably request in connection with the defense, settlement or compromise of such claim.

        17.8.1 Sole Remedy: EXCEPT FOR BUYER'S OBLIGATIONS OF COOPERATION FOUND IN CLAUSES 17.7(A)-(D) ABOVE, THE OBLIGATIONS IN THIS BUYER's Indemnity ARE BUYER'S SOLE AND EXCLUSIVE OBLIGATIONS, AND VENDORS' SOLE AND EXCLUSIVE REMEDIES, WITH RESPECT TO INFRINGEMENT OR


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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               MISAPPROPRIATION OF INTELLECTUAL PROPERTY RIGHTS. FOR THE
               AVOIDANCE OF DOUBT, THERE IS NO WARRANTY, EXPRESSED OR IMPLIED, THAT BUYER'S USE OF THE Products WILL NOT INFRINGE A THIRD PARTY'S INTELLECTUAL PROPERTY, AND, IN THE EVENT OF ANY CLAIMED INFRINGEMENT, BUYER HAS ONLY THE DUTY TO INDEMNIFY AS EXPRESSED AND LIMITED IN THIS BUYER's Indemnity.

        17.8.2 Cumulative Cap on Liability: IN NO CASE SHALL BUYER'S CUMULATIVE LIABILITY UNDER THIS BUYER's Indemnity EXCEED AN AMOUNT EQUAL TO THE NET REVENUE BUYER PAID TO VENDOR OVER THE PREVIOUS SIX MONTH PERIOD FOR THE PRODUCTS COVERED BY BUYER'S DUTY TO Indemnify VENDOR UNDER THIS BUYER's INDEMNITY, BUT FOR THE AVOIDANCE OF DOUBT, PAYMENTS UNDER THIS BUYER'S INDEMNITY SHALL BE IN ADDITION TO ANY PAYMENTS FOR PRODUCTS.

17.9 All amounts payable under this Agreement are exclusive of all sales, use, value-added, withholding, and other taxes and duties. BUYER will pay all taxes and duties assessed in connection with this Agreement and its performance by any authority within or outside of the U.S., except for taxes payable on VENDOR's net income. BUYER will promptly reimburse VENDOR for any and all taxes or duties that VENDOR may be required to pay in connection with this Agreement or its performance.

17.10 Notices. All notices and demands hereunder will be in writing and will be served by personal service, facsimile transmission or mail at the address of the receiving party set forth in this Agreement (or at such different address as may be designated by such party by written notice to the other party). All notices or demands by mail will be by certified or registered mail, return receipt requested, and shall be deemed complete 24 hours after receipt.

17.11 Section Headings and Language Interpretation. The section headings contained herein are for reference only and will not be considered substantive parts of this Agreement. The use of the singular or plural form will include the other form, and the use of masculine, feminine or neuter genders will include the other genders.

17.12 Equitable Relief. BUYER acknowledges that any breach of its obligations under this Agreement with respect to VENDOR Proprietary Rights or Confidential Information of VENDOR will cause VENDOR irreparable injury for which there are inadequate remedies at law, and therefore VENDOR will be entitled to receive in any court of competent jurisdiction injunctive, preliminary or other equitable relief in addition to damages, including court costs and fees of attorneys and other professionals, to remedy any actual or threatened violations of its rights with respect to such matters.


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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.


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17.13   Waiver. The waiver by either Party of any default by the other will not waive subsequent defaults by the other of the same or a different kind, and all waivers must be in writing to be effective.

17.14 Attorneys' Fees. In the event any litigation is brought by either Party in connection with this Agreement, the substantially prevailing Party in such litigation will be entitled to recover from the other party all the reasonable costs, attorneys' fees and other expenses incurred by such Party in the litigation, and need not bring a suit to final judgment to substantially prevail.

17.15 Execution of Agreement. This Agreement will become effective only after it has been signed by both Parties. Each person executing this Agreement represents and warrants that he or she has been duly authorized under the applicable Party's charter documents and applicable law to execute this Agreement on behalf of the applicable Party. This Agreement may be executed in two or more counterparts, each of which when so executed will be deemed an original, and all of which together will constitute one and the same instrument.

        Date: November 22, 2000         Date:
                                              ------------------------

        FormFactor, Inc.                SamSung Electronics Co.

        By: /s/ Peter Mathews           By:  [illegible]
            ----------------------          --------------------------

        Date:                           Date:
              --------------------            ------------------------

               VP - Worldwide Sales

APPENDIX 1    Probecard Pricing
APPENDIX 2    Quarterly updated Forecast
APPENDIX 3    First Article and Re-Order Delivery Lead-Times
APPENDIX 4    Spare parts
APPENDIX 5    Support Structure
APPENDIX 6    Outgoing Product Acceptance Check
APPENDIX 7    Warranty
APPENDIX 8    Product Specifications
APPENDIX 9    Product Acceptance Checklist

                                                                      Appendix 1

--------------------------------------------------------------------------------

                           Product Pricing for Samsung

Pricing Terms:

1. Pricing for probecards delivered in a 1 year period starting from the execution of the Probecard Purchase Agreement shall be as follows:


     ---------------------------------------------------------------------
                                                           ANNUAL QTY:
                             PRODUCT TYPE                  * * * CARDS
     ---------------------------------------------------------------------
     * * *                                                    * * *
     ---------------------------------------------------------------------
     * * *                                                    * * *
     ---------------------------------------------------------------------
     * * *                                                    * * *

2.      Contract Term and Condition:

        2.1 Contract term for one year shall be from December 2000 to November 2001.

        2.2    Samsung will purchase * * * probecards during the contract term.

        2.3 Pricing assumes BUYER places a blanket PO at the beginning of each quarter and places individual written releases against this quarterly order. Samsung shall only be responsible for those probecards covered on the individual written releases.

3.      Price Condition:

        3.1 Above unit prices will be reviewed in * * * and could be adjusted based on market situation if necessary.

        3.2 The price for * * * will be negotiated toward about * * * if the volume is over * * * % out of * * *.

        3.3 A * * * % premium shall apply to the table above should a DUT exceed * * *

        3.4    Should Samsung purchase a quantity of * * * of a new design
               (* * *), a * * * % premium shall apply to the pricing above and the * * * shall apply. Should the New Design be a * * *.

4.      Repair Condition:

        4.1 The price to replace a probe head is * * *. Other repair costs are included in the attached repair policy and shall not exceed
               * * *.


--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        4.2    VENDOR will assign * * *.

        4.3    Samsung shall provide VENDOR * * *.

5.      Payment terms, Net * * *, F.O.B. Livermore, CA, Payable in US Dollars.

6. Samsung agrees to provide * * *, a written, good faith forecast of its demand for the following * * *, month periods. VENDOR has the right to adjust the pricing (either upward or downwards) from the table above based on the forecast received from BUYER.

7. VENDOR shall execute Local Presence Plan together with execution of the Probecard Purchase Agreement. (Refer to attached Local Presence Plan).

8.      Both companies agree to Order Cancellation Policy (Attached).

9.      Both companies will cooperate together to improve relationship.

10. FFI and Samsung shall issue a joint press release about the existence of this contract.





--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 2


                           BUYER FORECAST FOR FORMFACTOR PROBECARDS

1. BUYER agrees to provide a good-faith forecast per the table below for its demand for the following * * * period, * * * before the end of each calendar quarter. * * *.

2.      This forecast shall be used for planning purposes only.


-------------------------------------------------------------------------------------------------
                               FORECAST FOR FORMFACTOR PROBECARDS
-------------------------------------------------------------------------------------------------
                                         QUANTITY DELIVERED IN CALENDAR MONTH
                                                         2000
-------------------------------------------------------------------------------------------------
PROD     DUT    TEST  JAN   FEB   MAR    APR   MAY    JUN   JUL   AUG    SEP   OCT   NOV    DEC
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------





--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 3

--------------------------------------------------------------------------------

                        FIRST ARTICLE AND RE-ORDER DELIVERY LEAD-TIMES

Subject to the terms of this Agreement, VENDOR agrees to offer BUYER the following First Article Standard Lead Times


--------------------------------------------------------------------------------
DESIGN START       1ST ARTICLE          RE-ORDER 1           RE-ORDER 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1H '2001           * * *                * * *                * * *
--------------------------------------------------------------------------------
                   * * *                * * *                * * *
--------------------------------------------------------------------------------
                   * * *                * * *                * * *
--------------------------------------------------------------------------------

        Re-Order 1: * * *
        Re-Order 2: * * *

EXPEDITED DELIVERY:

1st Article: Should BUYER request an expedited delivery, VENDOR will make commercially reasonable efforts to meet expedited lead times * * *, subject to a
* * * premium for expedited NRE and 1st article probecards.

Re-Order: Should BUYER request an expedited delivery, VENDOR will make commercially reasonable efforts to meet expedited lead times * * *, subject to a
* * * premium for expedited NRE and 1st article probecards.

NOTES:

        1.     Lead-time is define as * * *.

        2.     Lead-time quoted is subject to * * *.

        3. Should design changes be received after beginning of the design process, BUYER may be subject to additional charges and modified delivery schedules. Such changes would be by mutual agreement and would be taken on a case by case basis.



--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 5

--------------------------------------------------------------------------------

                                SUPPORT STRUCTURE

        Subject to the terms of this Agreement, VENDOR shall provide technical support and assistance to BUYER through a combination of telephone support, periodic visits from qualified factory personnel, and qualified local personnel, as described below:

Telephone Support:

        If required, VENDOR shall schedule a weekly conference call with each BUYER site to communicate and discuss important technical issues. Additionally, VENDOR will designate a factory-based technical support person for all BUYER sites. This technical support person will be available during normal California business hours (8 am/5pm Pacific Standard Time) and will carry a Nationwide Pager for emergency support.

Support from Factory Personnel:

        VENDOR will visit each BUYER site, as required, to provide reasonable technical support. Such support shall include training, trouble-shooting, and assistance in various projects or experiments. Visits by Factory Personnel may be substituted by local personnel as appropriate.

Support from Local Personnel:

        VENDOR shall put in place and maintain, at its own cost, local support personnel for each BUYER site. At VENDOR'S discretion, Local support personnel shall be either employees of VENDOR or affiliates of VENDOR. Local personnel shall be situated within reasonable driving distance from each BUYER site.

        Each local support person shall be required to complete a VENDOR training certification course. Training and certification shall take place annually. VENDOR local support shall be allowed reasonable access to the test areas within BUYER sites so that they may assist in technical support.

        VENDOR reserves the right to replace local personnel with 30 days notice to BUYER.

FormFactor
2140 Research Drive
Livermore, California 94550
Phone: 925.294-4300
FAX: 925.294-8147

E-mail: info@formfactor.com


                                   FORMFACTOR

                      FACTORY REPAIR PRICE LIST AND POLICY

Version 0.1                                                   Published: 4/17/00

        FormFactor provides a repair service for probe cards damaged by events not covered by the standard FormFactor warranty (attached). FormFactor charges for the repair service based on the complexity of the repair, the cost of materials, and the manpower required completing the repairs. FormFactor strongly urges customers to work closely with the FormFactor Field Applications team to locate and eliminate the root cause of each damage incident to minimize the future risk of tester downtime and reduce probe card expenses.

Repair Policy

        FormFactor will analyze each instance of probe card damage in order to determine the source of damage, whether the damage is covered by warranty, and potential repair strategies. Before performing any repairs, FormFactor will provide the customer a Repair Report that confirms damage, lists the repairs required, and includes a quotation for cost and lead time for the work to be performed. Upon approval of the quotation and receipt of a purchase order, repairs will be performed and the probe card shipped to the customer. * * *. In this case, the customer will be offered the next level of repairs and will only be charged for the repair successfully completed.

        From time to time, customers may have an urgent need to replace a damaged probe card before FormFactor can complete repair. To meet urgent delivery requirements FormFactor may offer a new probe head from inventory to the customer. If the customer accepts this option, the customer will only be charged the cost of * * *. If a new probe head is shipped in lieu of a repaired probe head, the customer must also agree that FormFactor may repair the damaged probe head and may ship the repaired probe head as a component of a * * *. All replaced components become the property of FormFactor and will not be returned.

        FormFactor encourages customers to establish an open purchase order for repair services in order to reduce the lead-time to resolve business issues surrounding repair quotations. Business issues can often dominate the lead-time for completing a repair and FormFactor's objective is to get each card repaired and back into production as quickly as possible.
-----------------


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        All repaired cards are fully tested using FormFactor's standard outgoing quality procedures, meet all original specifications, and are covered by the standard FormFactor warranty in effect when the cards were originally shipped.

Repair Pricing


-------------------------------------------------------------------------------------------------
                      ANALYSIS
                      PERFORMED, NO
                      REPAIR REQUESTED         * * *              * * *        COMMENTS
-------------------------------------------------------------------------------------------------
MINIMUM REPAIR                                                                 Minimum charge
CHARGE                      * * *                                              if analysis
                                                                               finds no problem
-------------------------------------------------------------------------------------------------
INDIVIDUAL TIP
REPLACEMENT                 * * *              * * *              * * *
-------------------------------------------------------------------------------------------------
SPRING RE-
POSITIONING                 * * *              * * *              * * *
-------------------------------------------------------------------------------------------------

-------------------------------------------------------
                      * * *
-------------------------------------------------------
MAJOR REPAIR          * * *
-------------------------------------------------------
PCB REPLACEMENT       * * *


NOTE: All shipping costs and import duties are the responsibility of the customer.




--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FormFactor
2140 Research Drive
Livermore, California 94550
Phone: 925.294-4300
FAX: 925.294-8147

E-mail: info@formfactor.com


Analysis Service Pricing

  -------------------------------------------------------------------------------------------
  Advanced Failure Analysis -                    Detailed failure analysis performed in
  Up to * * * DUTs                  * * *        addition to standard Repair Report.  Only
                                                 required when requested by customer.
  -------------------------------------------------------------------------------------------
  Advanced Failure Analysis -                    Detailed failure analysis performed in
   * * * DUT                        * * *        addition to standard Repair Report.  Only
                                                 required when requested by customer.
  -------------------------------------------------------------------------------------------


--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

FormFactor
2140 Research Drive
Livermore, California 94550
Phone: 925.294-4300
FAX: 925.294-8147

E-mail: info@formfactor.com


WAFERPROBE(TM) WARRANTY POLICY

Warranty

The FormFactor WaferProbe System is warranted to be, under normal use and conditions, free from defects in materials and workmanship for the entire life of the product to be probed (the "WARRANTY PERIOD"). In addition, the WaferProbe system is warranted to comply with the precipitator published specification for X/Y placement, planarity and total path resistance over the full Warranty Period. This limited warranty does not cover defects or damage due to acts of God, use or handling not in accordance with specifications or instructions, or repair or modification by anyone other than FormFactor or FormFactor authorized agents. Without limiting the generality of the foregoing, a partial list of defects covered and not covered by this warranty is set forth below.

        Covered by Warranty:
                Electrical or mechanical failure of any component of the WaferProbe system when operated under normal conditions as described in the WaferProbe specification.
                Wear due to operation when adhering to an approved FormFactor, Inc. cleaning protocol

        Not Covered by Warranty:
                Damage due to excess overdrive (* * *)
                Damage due to improper handling
                Any damage caused by Metrology tools
                Any damage outside the prober
                Any damage caused by loose contaminants or particulates Damage due to not following documented cleaning procedures

                Operation outside temperature range * * *
                Excess electrical current (* * *)
                "Hot" touchdown or lift-off - connecting or disconnecting the probe card from the wafer with voltage on pins
                Damage due to prober malfunction


--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Sole Remedy

        Should the WaferProbe System fail to conform to the above warranty during the Warranty Period, the customer's sole remedy and FormFactor's sole obligation is FormFactor will repair or replace the probe card at no charge to the customer.

Warranty Claims Process

        The customer, must notify its FormFactor sales representative in writing (via e-mail, facsimile or letter) of the defect the customer is experiencing, and if FormFactor, Inc. determines that repair, or replacement is necessary, customer will receive a Service Authorization Request (SAR) number. Customer shall not return any WaferProbe System without an SAR. No work will be done on any returned product until an SAR # is assigned. Customer may then, at its own expense, return to FormFactor the WaferProbe System in question, freight prepaid and in the same packing conditions in which it left FormFactor premises, accompanied by a brief statement explaining the claimed defect. Upon receipt of the WaferProbe System, FormFactor's factory personnel will perform a failure analysis on the returned WaferProbe System to confirm the defect and determine the nature of the defect. The failure analysis repair will be available upon customer request.

        If FormFactor determines that the failure of the WaferProbe System is covered by the limited warranty, FormFactor will repair or replace the probe card.

        If FormFactor determines that any returned WaferProbe System is fully functional and not defective, FormFactor will provide a written statement setting forth FormFactor's conclusion that the returned WaferProbe System was not defective. If a non-defective, damaged WaferProbe System may be repaired, the customer may request that FormFactor quote price and delivery terms for repair of the WaferProbe System. If the WaferProbe System is not repairable or the customer chooses not to have the card repaired, FormFactor will return the WaferProbe System to the customer at the customer's expense, freight collect and the customer agrees to pay FormFactor's reasonable cost of handling and testing.

Disclaimer

THE WARRANTIES SET FORTH ABOVE ARE IN LIEU OF ALL OTHERS. AND FORMFACTOR SPECIFICALLY DISCLAIMS ANY AND ALL OTHER WARRANTIES. WHETHER EXPRESS. IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF NON INFRINGEMENT, FITNESS FOR A PARTICULAR PURPOSE, OR MERCHANTABILITY. NO PERSON IS AUTHORIZED TO MAKE ANY OTHER WARRANTY OR REPRESENTATION CONCERNING THE PERFORMANCE OF THE WAFERPROBE SYSTEM OTHER THAN AS PROVIDED IN THIS SECTION.

                                FormFactor, Inc.

                                  CONFIDENTIAL


   --------------------------------------------------------------------------
             Doc #: P02-0002B Title: WaferProbe(TM) Parallel Memory
                                  Page 1 of 5
                        Device Probe Card Specification
   --------------------------------------------------------------------------



                                   FORMFACTOR

                                    P02-0002B

                         WAFERPROBE(TM) PARALLEL MEMORY

                         DEVICE PROBE CARD SPECIFICATION

   --------------------------------------------------------------------------
             Doc #: P02-0002B Title: WaferProbe(TM) Parallel Memory
                                  Page: 2 of 5

                         Device Probe Card Specification
   --------------------------------------------------------------------------

1.      Document Number: P02-0002B

2.      Title:  WaferProbe Parallel Memory Device Probe Card Specification

3.      Purpose/Scope:

        3.1 The purpose of this document is to provide information as to FormFactor's standard specification and commitment to the customer of probe card performance and capabilities.

4.      Responsibility:

        4.1 Director of Marketing and Director of Design Engineering are jointly responsible for maintaining this document.

5.      Applicable Documents:

6.      Definition:

7.      Equipment, Tools, Materials, and Supplies:

        7.1    Equipment:

        7.2    Tools:

        7.3    Materials:

        7.4    Supplies:

8.      Procedure:

        8.1    Operation Procedure:

9.      Quality:

        9.1 If for any reason the specification can not be followed notify Director of Marketing immediately.

10.     Safety:

        10.1   Observe any and all safety issues.

   --------------------------------------------------------------------------
             Doc #: P02-0002B Title: WaferProbe(TM) Parallel Memory
                                  Page: 3 of 5

                         Device Probe Card Specification
   --------------------------------------------------------------------------


11.     Attachment:

        11.1.  WaferProbe(TM) Parallel Memory Device Probe Card Specification

12.     History:



-------------------------------------------------------------------------------------
     Date      Rev      ECN #        Originator                    Description
-------------------------------------------------------------------------------------
10/13/98        A     8091502     M. Brandemuehl     New Document
-------------------------------------------------------------------------------------
09/27/99        B     9090804     M. Brandemuehl     Add new standard * * * spec,
                                                     * * *
-------------------------------------------------------------------------------------


--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

         WAFERPROBE(TM) PARALLEL MEMORY DEVICE PROBE CARD SPECIFICATION

-------------------------------------------------------------------------------------------------
                          NOMINAL
PARAMETER                 SPECIFICATION         TOLERANCE           COMMENTS
-------------------------------------------------------------------------------------------------
* * *                     * * *                 * * *               Measured on FormFactor
                                                                    spring force metrology tool
-------------------------------------------------------------------------------------------------
* * *                     * * *                 * * *               Measured on FormFactor
                                                                    spring force metrology tool
-------------------------------------------------------------------------------------------------
PLANARITY (* * *)                                                   * * *
-------------------------------------------------------------------------------------------------
PLANARITY (* * *)                                                   * * *
-------------------------------------------------------------------------------------------------
SCRUB LENGTH              * * *                                     For reference only. Actual
                                                                    scrub length will vary
                                                                    depending on the
                                                                    condition of operation.
-------------------------------------------------------------------------------------------------
RECOMMENDED OVERTRAVEL    * * *
-------------------------------------------------------------------------------------------------
MAXIMUM OVERTRAVEL        * * *                                     * * *
-------------------------------------------------------------------------------------------------
MAX USABLE AREA ON        * * *                                     * * *
PROBE HEAD
-------------------------------------------------------------------------------------------------
IMPEDENCE                 * * *                 * * *               * * *
-------------------------------------------------------------------------------------------------
LEAKAGE                   * * *                 * * *
-------------------------------------------------------------------------------------------------
TIMING SKEW                                     * * *               [Diagram]
Signal Skew between
longest path and
shortest path
introduced by probe card
-------------------------------------------------------------------------------------------------
DC PATH RESISTANCE                              * * *               * * *
POWER/GROUND PIN
-------------------------------------------------------------------------------------------------
DC PATH RESISTANCE                              * * *               * * *
COMMON GROUND PIN
-------------------------------------------------------------------------------------------------
DC PATH RESISTANCE                              * * *               * * *
SIGNAL PIN
-------------------------------------------------------------------------------------------------
ROTATION OF TIPS TO PCB                         * * *
-------------------------------------------------------------------------------------------------
HOT CHUCK TEMPERATURE                           * * *
(T)
-------------------------------------------------------------------------------------------------

                          FormFactor, Inc. CONFIDENTIAL




--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

----------------------------------------------------------------------------------------------------
                   NOMINAL
PARAMETER          SPECIFICATION            TOLERANCE                   COMMENTS
----------------------------------------------------------------------------------------------------
PROBE HEIGHT       (1)  * * *               (1) Nominal +/- 0.35 mm     [diagram]
                   (2)  * * *               (2) Nominal +/- 0.5 mm
----------------------------------------------------------------------------------------------------
MICROSPRING(TM)    * * *                    For reference only          [diagram]
CONTACT LENGTH
----------------------------------------------------------------------------------------------------
MICROSPRING        * * *                    For reference only          [diagram]
CONTACT HEIGHT
----------------------------------------------------------------------------------------------------
PROBE TIP SHAPE    * * *                                                FormFactor proprietary alloy
----------------------------------------------------------------------------------------------------
PROBE TIP          * * *                                                [diagram]
MATERIAL
----------------------------------------------------------------------------------------------------
PROBE TIP SIZE     * * *                    * * *                       [diagram]
----------------------------------------------------------------------------------------------------
X-Y TIP PLACEMENT                           * * *                       [diagram]
----------------------------------------------------------------------------------------------------

+ Drawings not to scale

                          FormFactor, Inc. CONFIDENTIAL




--------
* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                    Attachment 9

--------------------------------------------------------------------------------

                         PROBECARD ACCEPTANCE CHECKLIST

-------------------------------------------------------------------------------------------------
Product ID:                                         Date:
-------------------------------------------------------------------------------------------------
Manufacturer:                                       Probecard No.
-------------------------------------------------------------------------------------------------
Device:                                             DUT:
-------------------------------------------------------------------------------------------------

OPTICAL CHECK
Probe tips                                                                             ok
Solder Pads                                                                            ok
Added Facilities                                                                       ok

PRECISION POINT CHECK
-------------------------------------------------------------------------------------------------
                         Max              Min               Mean             Units
-------------------------------------------------------------------------------------------------
X position                                                                   um           ok
-------------------------------------------------------------------------------------------------
Y position                                                                   um           ok
-------------------------------------------------------------------------------------------------
Planarity                                                                    um           ok
-------------------------------------------------------------------------------------------------
Alignment                                                                    um           ok
-------------------------------------------------------------------------------------------------
Leakage                                                                      nA           ok
-------------------------------------------------------------------------------------------------
Scrub Length                                                                 um           ok
-------------------------------------------------------------------------------------------------
Scrub Diameter                                                               um           ok
-------------------------------------------------------------------------------------------------
Scrub Angle                                                                  (0)          ok
-------------------------------------------------------------------------------------------------
Contact Resistance                                                         [Omega]        ok
-------------------------------------------------------------------------------------------------
Probe Force                                                                  gm           ok
-------------------------------------------------------------------------------------------------
Capacitors                                                                                ok
-------------------------------------------------------------------------------------------------

TESTER CHECK
Contact Loop                                                                           ok
Difference first/last contact                                                          ok
Probemark inspection                                                                   ok
Hardcode                                                                               ok
----------------------------------------------------------------------------
Reference measurements            Tester
----------------------------------------------------------------------------
                                  Board
----------------------------------------------------------------------------
                                  Probecard
----------------------------------------------------------------------------
                                  Lot
----------------------------------------------------------------------------
                                  Yield comparison
----------------------------------------------------------------------------

CHECK RESULT
-------------------------------------------------------------------------------------------------
Comments:
-------------------------------------------------------------------------------------------------

Rework:                           YES                             NO
Return:                           YES                             NO
Release:                          YES                             NO

Name:_______________________________              Signature:_____________________________